Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Leo Ehrlich, Chief Financial Officer of StatSure Diagnostic Systems, Inc., hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002:

(1)
the Quarterly Report on Form 10-Q of StatSure Diagnostic Systems, Inc. for the quarter ended June 30, 2008 as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(2)
the information contained in such Quarterly Report on Form 10-Q of StatSure Diagnostic Systems, Inc. for the quarter ended June 30, 2008 fairly presents, in all material respects, the financial condition and results of operations of StatSure Diagnostic Systems, Inc.

Date: August 14, 2008

/s/ Leo Ehrlich
Leo Ehrlich
Chief Financial Officer
(Principal Financial Officer
and duly authorized officer)